Exhibit 10.4

JOINT AND SEVERAL HAZARDOUS MATERIAL
GUARANTY AND INDEMNIFICATION AGREEMENT

Melville, New York
As of March 15, 2012

WHEREAS, CVD EQUIPMENT CORPORATION (“CVD”) contemplates effecting, pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, a tax-deferred exchange (the “Exchange”) of certain premises known by the street address 355 South Technology Drive, Central Islip, New York (the “Premises”), as more particularly described in the Mortgage (as defined on Exhibit A);

WHEREAS, it is a condition of the Exchange that FAE Holdings 411519R, LLC, a New York limited liability company having an office at c/o First American Exchange Company, LLC, 560 South 300 East, Salt Lake City, Utah  84111 (the “Borrower”), on behalf of CVD, obtain funds sufficient to acquire a leasehold interest in the Premises;

WHEREAS, CVD has applied to HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (being hereinafter called “Lender”), for a loan (the “Loan”) to the Borrower in the principal sum of $6,000,000.00 to be evidenced by the Note (as defined on Exhibit A) and secured by the Mortgage;

WHEREAS, the Borrower and CVD have entered into a certain Qualified Exchange Accommodation Agreement, dated as of March 15, 2012 (the “Accommodation Agreement”) pursuant to which the Borrower has agreed to enter into a certain Lease Agreement, dated as of March 1, 2012 (the “Lease Agreement”) whereby the Town of Islip Industrial Development Agency (the “IDA”) will lease the Premises to the Borrower;

WHEREAS, pursuant to the Accommodation Agreement, CVD shall acquire a subleasehold estate in the Premises and, prior to the date which is six (6) months from the date hereof, either (a) acquire all of the membership interests in the Borrower from First American Exchange Company, LLC or (b) assume the Borrower’s leasehold interest in the Premises, and thereupon assume Borrower’s obligations and liabilities under the Note, the Mortgage and all related documents executed by the Borrower in connection with the Loan;

WHEREAS, the undersigned wishes to grant Lender security and assurance in order to secure the payment and performance by the Borrower of all of its present and future obligations under the Note and Mortgage, and, to that effect, to guaranty the Loan as set forth herein.

WHEREAS, Lender is willing to make the Loan only if the undersigned execute and deliver this Guaranty and Indemnification Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce Lender to make the Loan, the undersigned hereby acknowledge, agree and confirm that all of the above recitals are true, correct and complete and hereby covenant and agree with Lender as follows:

1.           For the purposes of this Guaranty and Indemnification Agreement the following terms shall have the following meanings:

(a)           the term “Hazardous Material” shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product;

(b)           the term “Environmental Requirements” shall collectively mean all present and future laws, statutes, common law, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health;

(c)           the term “Governmental Authority” shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions;

(d)           the term “Mortgaged Property” shall have the meaning given to such term in the Mortgage; and

(e)           the term “Debt” shall mean all principal, interest, additional interest (including specifically all interest accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower) and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Note, the Mortgage or any other document or instrument now or hereafter executed and/or delivered in connection therewith or otherwise with respect to the Loan (said Note, Mortgage and other documents and instruments, collectively, the “Loan Documents”) (all of the above unaffected by modification thereof in any bankruptcy or insolvency proceeding), and even though Lender may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding.

2.           The undersigned hereby represent and warrant to Lender that to the best of each of the undersigned’s knowledge after diligent inquiry:

(a)           no Hazardous Material is currently located at, on, in, under or about the Mortgaged Property;

(b)           the undersigned has not released, emitted, discharged, leached, dumped or disposed of any Hazardous Material from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property in violation of any Environmental Requirement, nor is the undersigned aware of any releasing, emitting, leaching, dumping or disposing of any Hazardous Materials from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property in violation of any Environmental Requirement;

(c)           no notice of violation, lien, complaint, suit, order or other notice with respect to the Mortgaged Property is presently outstanding under any Environmental Requirement; and

(d)           the Mortgaged Property and the operation thereof are in full compliance with all Environmental Requirements.

3.           The undersigned absolutely and unconditionally guarantee to Lender that the Borrower will fully comply with all of the terms, covenants and provisions of paragraph 9 of the Mortgage.  If the Borrower does not fully comply with all of the terms, covenants and provisions of paragraph 9 of the Mortgage, the undersigned shall reimburse Lender upon demand for all sums and costs and expenses incurred by Lender to the extent not otherwise reimbursed to Lender pursuant to said paragraph in the Mortgage and/or in connection with Lender performing the Borrower’s obligations as set forth in paragraph 9 of the Mortgage (including specifically all such sums and interest thereon accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower), it being understood and agreed that, the undersigned’s obligations hereunder shall be unaffected by modification of any of the Borrower’s obligations in any bankruptcy or insolvency proceeding, nor by the fact that Lender may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding.

4.           The undersigned will defend, indemnify, and hold harmless Lender, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to:

(a)           any breach by the Borrower of any of the provisions of paragraph 9 of the Mortgage;

(b)           the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise;

(c)           any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material;

(d)           any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material; or

(e)           any violation of any Environmental Requirement.

5.           The undersigned hereby agree to indemnify and shall hold harmless and defend Lender at the undersigneds’ sole cost and expense against any loss or liability, cost or expense (including, but not limited to, reasonable attorneys’ fees and disbursements of Lender’s counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with:

(a)           any ongoing matters arising out of this Guaranty and Indemnification Agreement and any document or instrument now or hereafter executed and/or delivered in connection herewith (the “Indemnity Documents”);

(b)           any amendment to, or restructuring of the obligations of the undersigned hereunder; and

(c)           any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Guaranty and Indemnification Agreement or any of the other Indemnity Documents and the obligations of the undersigned thereunder, whether or not suit is filed in connection with the same, or in connection with the Borrower, and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding.

All sums expended by Lender shall be payable on demand and, until reimbursed by the undersigned pursuant hereto, shall bear interest at the default interest rate set forth in the Note.

6.           In addition to any right available to Lender under applicable law or any other agreement, the undersigned hereby give to Lender a continuing lien on, security interest in and right of set-off against all moneys, securities and other property of the undersigned and the proceeds thereof, now on deposit or now or hereafter delivered, remaining with or in transit in any manner to Lender, its correspondents, participants or its agents from or for the undersigned, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of Lender in any way, and also, any balance of any deposit account and credits of the undersigned with, and any and all claims of the undersigned against, Lender at any time existing, as collateral security for all of the obligations of the undersigned under this Guaranty and Indemnification Agreement, including fees, contracted with or acquired by Lender, whether joint, several, absolute, contingent, secured, matured or unmatured (for the purposes of this paragraph 6 and paragraphs 8, 10 and 18 below, collectively, the “Liabilities”), hereby authorizing Lender at any time or times, without prior notice, to apply such balances, credits or claims, or any part thereof, to such Liabilities in such amounts as it may select, whether contingent, unmatured or otherwise and whether any collateral security therefore is deemed adequate or not.  The collateral security described herein shall be in addition to any collateral security described in any separate agreement executed by the undersigned.  Lender, in addition to any right available to it under applicable law or any other agreement, shall have the right, at its option, to immediately set off against any Liabilities all monies owed by Lender in any capacity to the undersigned, whether or not due, and Lender shall, at its option, be deemed to have exercised such right to set off and to have made a charge against any such money immediately upon the occurrence of any events of default set forth below, even though such charge is made or entered on the books of Lender subsequent to those events.

7.           The obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of the Mortgage, sale of the Mortgaged Property pursuant to the provisions of the Mortgage or acceptance by Lender, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

8.           The undersigned hereby expressly agree that this Guaranty and Indemnification Agreement is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents, and the undersigned hereby consents that from time to time, before or after any default by the Borrower:

(a)           any security at any time held by or available to Lender for any obligation of the Borrower, or any security at any time held by or available to Lender for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Debt, any other Liabilities and/or any other obligations of the Borrower or any other person or party, other than Lender, under any of the Loan Documents (“Other Obligations”), including any guarantor of the Debt, the Liabilities and/or of any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or any such other person or party;

(b)           any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

(c)           Lender may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the above-mentioned security, deposit account, credit on its books or other person or party as Lender may see fit;

and the undersigned shall remain bound under this Guaranty and Indemnification Agreement, without any loss of rights by Lender and without affecting the liability of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.  In addition, all moneys available to Lender for application in payment or reduction of the Debt, the Liabilities and/or any Other Obligations may be applied by Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as Lender may see fit.

9.           The undersigned hereby waive:

(a)           notice of acceptance of this Guaranty and Indemnification Agreement;

(b)           protest and notice of dishonor or default to the undersigned or to any other person or party with respect to any obligations hereby guaranteed;

(c)           except as provided herein or in the Loan Documents, all other notices to which the undersigned might otherwise be entitled; and

(d)           any demand under this Guaranty and Indemnification Agreement.

10.           If any of the following events should occur:

(a)           default under any of the Loan Documents and its continuance beyond any applicable notice and/or grace period therein contained; or

(b)           the undersigned violates any provision of this Guaranty and Indemnification Agreement or any other guaranty or other agreement executed by it with respect to the Loan or this Guaranty and Indemnification Agreement;

then, and in such event, Lender may declare the Liabilities to be, and the same shall become, immediately due and payable and/or may exercise any or all of its remedies as set forth herein or at law or in equity.

11.           This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of the Borrower or any other person or party.  Any payment on account of or reacknowledgment of the Debt by the Borrower, or any other party liable therefor or action taken, payment or reacknowledgment made, of any of the obligations of the Borrower under paragraph 9 of the Mortgage or otherwise with respect to any Environmental Requirements or to Lender in connection therewith, shall be deemed to be taken or made on behalf of the undersigned and shall serve to start anew the statutory period of limitations applicable to the obligations of the Borrower and/or the undersigned pursuant to said paragraph 9 of the Mortgage, hereunder or otherwise with respect to any Environmental Requirement or to Lender in connection therewith or herewith.

12.           Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty and Indemnification Agreement shall also inure.  Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty and Indemnification Agreement, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of Lender, to assign or transfer the undersigned’s obligations and liabilities under this Guaranty and Indemnification Agreement, in whole or in part, to any other person, party or entity.

13.           The term “undersigned” as used herein shall, if this Guaranty and Indemnification Agreement is signed by more than one party, unless otherwise stated herein, mean the “undersigned and each of them” and each undertaking herein contained shall be their joint and several undertaking.  If the Guaranty is signed by more than one party, all singular references to the undersigned shall be deemed to be plural.  Lender may proceed against none, one or more of the undersigned at one time or from time to time as it sees fit in its sole and absolute discretion.  If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term “undersigned” shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.  If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term “undersigned” shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder.  The Borrower is executing this Guaranty and Indemnification Agreement as a further assurance that its obligations set forth herein will remain in full force and effect, notwithstanding the assignment or discharge of record of the Mortgage or any other fact or circumstances whatsoever.

14.           No delay on the part of Lender in exercising any right or remedy under this Guaranty and Indemnification Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy.  No notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of Lender to take further action without notice or demand as provided in this Guaranty and Indemnification Agreement.  No course of dealing between the undersigned and Lender shall change, modify or discharge, in whole or in part, this Guaranty and Indemnification Agreement or any obligations of the undersigned hereunder.

15.           This Guaranty and Indemnification Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by Lender and the undersigned.  No waiver of any term, covenant or provision of this Guaranty and Indemnification Agreement shall be effective unless given in writing by Lender and if so given by Lender shall only be effective in the specific instance in which given.  The execution and delivery hereafter to Lender by the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless expressly so provided therein, and all rights and remedies of Lender hereunder or under any instrument of guaranty hereafter executed and delivered to Lender by the undersigned shall be cumulative and may be exercised singly or concurrently.

16.           The undersigned acknowledges that this Guaranty and Indemnification Agreement and the undersigned’s obligations under this Guaranty and Indemnification Agreement are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and Indemnification Agreement and the obligations of the undersigned under this Guaranty and Indemnification Agreement or the obligations of any other person or party relating to this Guaranty and Indemnification Agreement or the obligations of the undersigned hereunder or otherwise with respect to the Debt, including, but not limited to, a foreclosure of the Mortgage or the realization upon any other collateral given, pledged or assigned as security for all or any portion of the Debt, or the filing of a petition under Title 11 of the United States Code with regard to the Borrower, or the commencement of an action or proceeding for the benefit of the creditors of the Borrower or the undersigned, or the obtaining by Lender of title to, respectively, the Mortgaged Property or to any collateral given, pledged or assigned as security for the Debt by reason of the foreclosure or enforcement of the Mortgage or any other pledge or security agreement, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise.  This Guaranty and Indemnification Agreement sets forth the entire agreement and understanding of Lender and the undersigned with respect to the matters covered by this Guaranty and Indemnification Agreement, and the undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty and Indemnification Agreement or with respect to the obligations of the undersigned under this Guaranty and Indemnification Agreement, except those specifically set forth in this Guaranty and Indemnification Agreement.

17.           This Guaranty and Indemnification Agreement has been validly authorized, executed and delivered by the undersigned.  Each of the undersigned represents and warrants to Lender, to the extent applicable, that it has the corporate power to do so and to perform its obligations under this Guaranty and Indemnification Agreement and this Guaranty and Indemnification Agreement constitutes the legally binding obligation of the undersigned fully enforceable against the undersigned in accordance with the terms hereof.  The undersigned further represent and warrant to Lender that:

(a)           neither the execution and delivery of this Guaranty and Indemnification Agreement nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

(b)           all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Guaranty and Indemnification Agreement, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by the undersigned under this Guaranty and Indemnification Agreement, have been obtained and are in full force and effect.

18.           To the extent applicable, notwithstanding any payments made by the undersigned pursuant to the provisions of this Guaranty and Indemnification Agreement, the undersigned irrevocably waives all rights to enforce or collect upon any rights which it now has or may acquire against the Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty and Indemnification Agreement or by way of any other obligations whatsoever of the Borrower to any of the undersigned, nor shall any of the undersigned file, assert or receive payment on any claim, whether now existing or hereafter arising, against the Borrower in the event of the commencement of a case by or against the Borrower under Title 11 of the United States Code.  In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or an action or proceeding is commenced for the benefit of the creditors of the Borrower, this Guaranty and Indemnification Agreement shall at all times thereafter remain effective in regard to any payments or other transfers of assets to Lender received from or on behalf of the Borrower prior to notice of termination of this Guaranty and Indemnification Agreement and which are or may be held voidable on the grounds of preference or fraud, whether or not the Debt has been paid in full.  Any payment on account of or reacknowledgment of the Debt by the Borrower, or any other party liable therefor, or action taken, or payment or reacknowledgment made, of any of the obligations of the Borrower to take and complete the actions specified in paragraph 9 of the Mortgage shall serve to start anew the statutory period of limitations applicable to the Borrower with respect to said paragraph 9 and the undersigned hereunder.  The provisions of this paragraph 18 shall survive the term of this Guaranty and the payment in full of the Debt and all other Liabilities.

19.           Any notice, request or demand given or made under this Guaranty and Indemnification Agreement shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (a) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable courier service, and (b) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

If to Lender:

HSBC Bank USA, National Association
534 Broad Hollow Road, Room 130
Melville, New York  11747

Attention:                      Mr. Robert J. Caruana, Jr.
         Vice President

With a copy to:

Farrell Fritz, P.C.
1320 RXR Plaza
Uniondale, New York  11556-1320

Attention:                      Jodi L. Gladstone, Esq.

If to the undersigned:

FAE Holdings 411519R, LLC
 c/o First American Exchange Company, LLC
560 South 300 East
Salt Lake City, Utah  84111

and

CVD Equipment Corporation
1860 Smithtown Avenue
Ronkonkoma, New York 11779

Attention: Glen Charles

With a copy to:

CVD Equipment Corporation
1860 Smithtown Avenue
Ronkonkoma, New York 11779

Attention:                      Martin J. Teitelbaum, Esq.
        General Counsel

it being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked “With a copy to” hereinabove set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to the undersigned or Lender.  Each party to this Guaranty and Indemnification Agreement may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

20.           This Guaranty and Indemnification Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

21.           The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty and Indemnification Agreement.  In furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York or Nassau County and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court.  The undersigned hereby further agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of the undersigned under this Guaranty and Indemnification Agreement, shall, to the extent permitted by law, be in New York or Nassau County.  Nothing in this paragraph shall limit the right of Lender to bring an action or proceeding arising out of the Guaranty and Indemnification Agreement in any other jurisdiction.

22.           The undersigned absolutely, unconditionally and irrevocably waive any and all right to assert or interpose any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty and Indemnification Agreement or the obligations of the undersigned under this Guaranty and Indemnification Agreement, or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty and Indemnification Agreement, or the obligations of the undersigned hereunder or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect the Debt, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty and Indemnification Agreement (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).  The undersigned hereby undertakes and agrees that this Guaranty shall remain in full force and effect for all of the obligations and liabilities of the undersigned hereunder, notwithstanding the maturity of the Loan, whether by acceleration, scheduled maturity or otherwise.

23.           No exculpatory provisions which may be contained in any Loan Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement.

24.           The obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined).  The discharge of any or all of the undersigned’s obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under this Guaranty and Indemnification Agreement.  Conversely, the discharge of any or all of the undersigned’s obligations and liabilities under this Guaranty and Indemnification Agreement by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under any of the Other Guaranties.  The term “Other Guaranties” as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument creating any obligation or undertaking of any nature whatsoever (other than this Guaranty and Indemnification Agreement) now or hereafter executed and delivered by the undersigned to Lender in connection with the Loan.

25.           This Guaranty and Indemnification Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty.  The failure of any party listed below to execute this Guaranty and Indemnification Agreement, or any counterpart hereof, or the ineffectiveness for any reason of any such execution, shall not relieve the other signatories from their obligations hereunder.

26.           The undersigned hereby irrevocably and unconditionally waive, and Lender by its acceptance of this Guaranty and Indemnification Agreement irrevocably and unconditionally waive, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty and Indemnification Agreement.

27.           Notwithstanding anything to the contrary in this Guaranty and Indemnification Agreement, the Mortgage, the Note, or any other document executed in connection with any of the foregoing (the “Loan Documents”), by acceptance of this instrument, Lender hereby waives any right to obtain a money judgment or equitable relief against FAE Holdings 411519R, LLC and any and all members, shareholders, partners and employees of FAE Holdings 411519R, LLC, whether by an action brought upon this Guaranty and Indemnification Agreement or any other Loan Document, or an action brought for a deficiency judgment against FAE Holdings 411519R, LLC and/or the members, shareholders, partners and employees of FAE Holdings 411519R, LLC, and agrees that the extent of liability on the part of such parties with respect to this document or any other Loan Document is and shall for all purposes be limited to the interest of FAE Holdings 411519R, LLC in the Premises, including policies of hazard insurance on the Premises and any proceeds thereof and any award of damages on account of condemnation for public use of the Premises, Mortgagee agreeing to look solely to FAE Holdings 411519R, LLC’s interest in the Premises and such insurance policies and condemnation awards in satisfaction of all obligations. The terms of this paragraph shall supersede any and all other terms and conditions herein or in any Loan Document.  THE PROVISIONS OF THIS PARAGRAPH SHALL BE APPLICABLE ONLY UNTIL, AND SHALL BE DEEMED DELETED FROM THIS ASSIGNMENT AND OF NO FURTHER FORCE OR EFFECT FROM AND AFTER, THE DATE THAT EITHER ALL OF THE MEMBERSHIP INTERESTS IN FAE HOLDINGS 411519R, LLC ARE TRANSFERRED TO CVD OR CVD ASSUMES THE OBLIGATIONS AND LIABILITIES OF FAE HOLDINGS 411519R, LLC UNDER THE LEASE AGREEMENT, THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS PURSUANT TO THE TERMS OF THE ACCOMMODATION AGREEMENT OR OTHERWISE.

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IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty and Indemnification Agreement the day and year first above set forth.

FAE HOLDINGS 411519R, LLC

By:           /s/ Mark Bullock
Name:  Mark Bullock
Title:    In House Counsel

CVD EQUIPMENT CORPORATION

By:           /s/ Glen Charles
Name:   Glen Charles
Title:     Chief Financial Officer

State of New York                )
)ss.:
County of                              )

On the ___ day of March in the year 2012 before me, the undersigned, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

________________________________________
Notary Public

State of New York                )
)ss.:
County of                              )

On the ___ day of March in the year 2012 before me, the undersigned, personally appeared Glen Charles, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

________________________________________
Notary Public

[UNIFORM OUT OF STATE ACKNOWLEDGMENT, IF APPLICABLE]

STATE OF Utah	)
	)	SS:
COUNTY OF Salt Lake	)

On the 14 day of March in the year 2012 before me, the undersigned, personally appeared Mark Bullock, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Salt Lake, State of Utah.

        /s/ Coty E. Romero
Notary Public

EXHIBIT A

Guaranty:  The term “Payment Guaranty” as used in this Guaranty and Indemnification Agreement shall mean a certain Guaranty of Payment, dated the date hereof, given by CVD Equipment Corporation for the benefit of Lender, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

Note:   The term “Note” as used in this Guaranty and Indemnification Agreement shall mean a certain Amended and Restated Note, dated the date hereof, in the consolidated principal sum of $6,000,000.00, between the Lender and the Borrower, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

Mortgage:  The term “Mortgage” as used in this Guaranty and Indemnification Agreement shall mean a certain Amended and Restated Fee and Leasehold Mortgage, dated the date hereof, in the consolidated principal sum of $6,000,000.00, to be given by the Borrower to the Lender covering the fee simple estate of the Borrower in certain premises located in Suffolk County, New York, as more particularly described therein, and intended to be duly recorded in Suffolk County, New York, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

A-1